                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement      [_] Confidential, for Use of the
                                         Commission Only (as permitted by
                                         Rule 14a-6(e)(2))
[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to RULE 14a-11(c) or Rule 14a-12


                           Little Switzerland, Inc.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           Little Switzerland, Inc.
               ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[_] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        _______________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        _______________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        _______________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        _______________________________________________________________________

    (5) Total fee paid:

        _______________________________________________________________________

[x]  Fee paid previously with preliminary materials:
     $14,247.00 paid previously with preliminary proxy materials filed with the Commission on March 5, 1998.

        _______________________________________________________________________

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        _______________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        _______________________________________________________________________

    (3) Filing Party:

        _______________________________________________________________________

    (4) Date Filed:

        _______________________________________________________________________

                     (LITTLE SWITZERLAND, INC. LETTERHEAD)


                                            April 16, 1998



                              IMPORTANT REMINDER
                              ------------------


Dear Little Switzerland Stockholder:

     We have previously mailed to you proxy materials relating to the Special Meeting of Stockholders of Little Switzerland, Inc. to be held on Friday, May 8, 1998.

     According to our records, we have not received your proxy card for this important meeting. Regardless of the number of shares you own, it is important
that they are represented and voted at the meeting.   PLEASE TAKE A MOMENT TO
SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED DUPLICATE PROXY CARD IN THE RETURN ENVELOPE PROVIDED FOR YOUR CONVENIENCE.

     For the reasons set forth in Little Switzerland's proxy statement dated April 3, 1998, your Board of Directors unanimously recommends that stockholders vote "FOR" the Merger Agreement and the transactions contemplated thereby.

     If you have already mailed your proxy card, please disregard this letter and accept our thanks.

     On behalf of your Board of Directors, thank you for your cooperation and continued support.

                                            Very truly yours,


                                            /s/ C. William Carey

                                            C. William Carey
                                            Chairman of the Board